Exhibit 10.62

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

DCI Management Group, LLC

1019 Fort Salonga Road, Suite 109, Northport, NY 11768

Phone: 631-757-8401                                                                        Fax:  631-757-8364

AMENDMENT No. 4

October 1, 2012

ViroPharma Biologics, Inc.

730 Stockton Drive

Exton, PA  19341

Re:                             Fourth Amendment to that certain Agreement for the Purchase and Sale of Blood Plasma (the “Purchase Agreement”) dated July 12, 2007, between ViroPharma Biologics, Inc. (successor in interest to Lev Pharmaceuticals, Inc.) (“Purchaser”) and DCI Management Group LLC (“Seller”), as amended by that certain First Amendment dated July 9, 2009, Second Amendment dated February 5, 2010 and Third Amendment dated May 1, 2012 (as amended, the “Purchase Agreement”)

Any capitalized terms used in this letter (this “Fourth Amendment”) that are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

Each of the parties to this Fourth Amendment (each, a “Party,” and, collectively, the “Parties”) hereby acknowledges, consents to, and ratifies the following actions and amendments:

1.              Volume.  Seller shall provide *** liters of Blood Plasma to Purchaser annually in 2012 and 2013.  Beginning in 2014, Seller shall provide *** to *** liters of Blood Plasma to Purchaser each calendar year.  The parties shall mutually agree on the actual quantity of Blood Plasma (within the

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

range set forth in the preceding sentence) by *** of the prior year.  The parties shall mutually agree on an annual delivery schedule.

2.              Base Price, Price Adjustments and Additional Testing Costs.

(a)         As used in the Purchase Agreement and this Amendment, the term “Base Price” means the per-liter price at which Seller sells Blood Plasma to Purchaser, regardless of the Center from which the Blood Plasma is sourced, but does not include, and is separate from, the 2 NAT and 5 NAT testing fees set forth below.  For calendar years 2012 and 2013, beginning as of the date set forth at the top of this Amendment, the Base Price shall be $*** per liter.  For calendar year 2014, the Base Price shall be $***.  For calendar year 2015 and beyond, the Base Price shall increase or decrease based on then-current market conditions up to an increase or decrease of no greater than ***% of the Base Price, and only (i) if agreed to by the Parties by *** of the prior calendar year; and (ii) if consistent with the Parties’ reasonable evaluation of the market price for comparable blood plasma products as of such date.

(b)         The sentence in Section 2.2.1 of the Purchase Agreement that addresses a minimum annual price increase to the Base Price between ***% and ***% as a result of market conditions shall no longer apply and price adjustments shall be determined as set forth above.

(c)          Base Price includes the cost of all serological testing required by the Specifications and/or Applicable Laws.  For the avoidance of doubt, however, Base Price does not include (i) 2 NAT testing (NAT-HIV-1 and NAT-HCV), for which Seller will charge Purchaser (A) $*** per liter for testing by *** or (B) $*** per liter for testing performed by ***; and (ii) 5 NAT testing (NAT-HIV-1, NAT-HCV, NAT-HBV, NAT-HAV, and PARVO), for which Seller will charge Purchaser (A) $*** per liter for testing performed by *** or (B) $*** per liter for testing performed by ***.  The fees for 2 NAT and 5 NAT testing are in addition to the Base Price so long as Purchaser requests Seller to have such testing performed.  For the avoidance of doubt, all 2 NAT and 5 NAT testing shall only be performed once by either *** or *** (i.e., the Purchaser shall only pay the 2 NAT and 5 NAT testing once per liter).  All testing not performed directly by Seller will continue to be performed by *** or

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

*** and coordinated by Seller.  In addition, Seller will continue to process such testing through Seller’s customer account with *** or *** until such time as Purchaser establishes its own customer account with *** or ***, at which point *** and *** will bill Purchaser directly for such testing.

3.              No Other Changes; Execution.  Except as explicitly set forth in this Fourth Amendment, no amendment or modification to the Purchase Agreement is hereby made.  This Fourth Amendment may be executed in counterparts and delivered by facsimile or other electronic means.

Each Party has caused its duly authorized representative to sign on its behalf below to indicate its agreement to this Third Amendment as of the date first above written.

DCI Management Group, LLC		ViroPharma Biologics, Inc.

By:	/s/ Ira London	By:	/s/ Daniel B. Soland
	Ira London, CEO		Daniel B. Soland, President